COLUMBIA ACORN INTERNATIONAL
COLUMBIA ACORN INTERNATIONAL SELECT
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Prospectuses dated May 1, 2006

Effective immediately, the information provided by the bullet point list and the following paragraphs under the section entitled “FUND POLICY ON TRADING OF FUND SHARES” and the three preceding paragraphs in the Funds’ prospectuses are revised and replaced with the following:

The Fund will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Columbia Fund) within 60 days of their purchase. The redemption fee is paid to the Fund.

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification, unless the waiver is automatic as noted below. We’ll redeem any shares that are eligible for a waiver first.

A Fund shareholder won’t pay an otherwise applicable redemption fee on any of the following transactions:

•                  shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

•                  shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b) 457, Keogh, profit sharing, and money purchase pension accounts, where the Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

•                  shares sold by certain investment funds, including those that Columbia Management Advisors, LLC or its affiliates may manage (automatic)

•                  shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Fund that the program is not designed to be a vehicle for market timing

•                  shares sold by accounts maintained by a financial institution or intermediary where the Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary maintaining the account is unable for administrative reasons to assess the redemption fee to underlying shareholders

•                  shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Fund

•                  shares that were purchased by reinvested dividends (automatic)

•                  shares that are redeemed or exchanged through Columbia Funds’ Systematic Withdrawal Plan or similar affiliated or unaffiliated automated plans

•                  the following retirement plan distributions:

•                                          lump-sum or other distributions from a qualified corporate or self-employed retirement plan following  retirement (or following attainment of age 59½ in the case of a “key employee” of a “top heavy” plan)

•                                          distributions from an individual retirement account (“IRA”) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59½

The Fund also has the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions).  In these situations, the Fund's ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.

INT-47/111905-0606	July 6, 2006